UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 2, 2006
CELL GENESYS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State of Other Jurisdiction of Incorporation)

0-19986 (Commission File Number)	94-3061375 (IRS Employer Identification Number)
500 Forbes Boulevard
South San Francisco, California 94080
(Address of principal executive offices including zip code)
(650) 266-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     On November 2, 2006, Cell Genesys, Inc. issued a press release announcing the financial results for the third quarter ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit number	Description

99.1	Press release of Cell Genesys, Inc. dated November 2, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL GENESYS, INC.
Dated: November 2, 2006	By:	/s/ SHARON E. TETLOW
Sharon E. Tetlow
Senior Vice President and Chief Financial Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit number	Description

99.1	Press release of Cell Genesys, Inc. dated November 2, 2006.